The Motley Fool Funds Trust

Motley Fool Independence Fund (FOOLX and FOIIX)

Motley Fool Great America Fund (TMFGX and FOGIX)

Motley Fool Epic Voyage Fund (TMFEX and FOEIX)

Supplement dated October 5, 2016 to the

Summary Prospectuses, Prospectuses, and Statement of Additional Information

dated February 29, 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses, and Statement of Additional Information and should be read in conjunction with those documents.

On September 20, 2016, the Board of Trustees of the Motley Fool Funds Trust (the “Trust”) approved the proposed reorganization of each of the Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund (the “Funds”) into newly created series of the RBB Fund, Inc. (the “New Funds”).  The Board determined that the proposed reorganizations are in the best interests of shareholders of the Funds.  The New Funds are designed to be identical to the Funds from an investment perspective.  Each New Fund will have the same name, share classes, investment objective, investment strategies, investment risks, investment limitations, investment adviser, and portfolio managers as the corresponding Fund.

The proposed reorganizations would occur by transferring all of the assets of each Fund to the corresponding New Fund in exchange for (i) shares of the New Fund, which would be distributed pro rata by each Fund to its shareholders in complete liquidation of the Fund, and (ii) the New Fund’s assumption of all of the liabilities of the Fund.  As a result, shareholders of each Fund will receive shares of the corresponding New Fund equal in value to the shares of the Fund they held prior to the reorganizations.  The effect of the reorganizations is that each Fund’s shareholders will become shareholders of the corresponding New Fund.  The reorganizations are expected to qualify as tax-free transactions for federal income tax purposes.  In addition, Motley Fool Asset Management, LLC, the Funds’ investment adviser, has agreed to bear the costs relating to the reorganization.

The proposed reorganizations are subject to approval by shareholders of the Funds.  The Trust’s Board of Trustees has called a shareholder meeting at which shareholders of the Funds will be asked to consider and approve the proposed reorganizations.  The shareholder meeting is currently scheduled for December 21, 2016, at 11:00 a.m. Eastern Time, at the offices of Motley Fool Asset Management, LLC, located at 2000 Duke Street, Suite 175, Alexandria, Virginia 22314.  Shareholders of record of each Fund as of the close of business on October 5, 2016 will receive a proxy statement with additional information.  If shareholders of the Funds approve the proposed reorganizations, the reorganizations are expected to take place on or about December 21, 2016.

The Foolish Bottom Line

Shareholders of record will be asked to vote on the reorganization of the Motley Fool Funds into RBB Fund, Inc., which is organized under a multi-series structure, with RBB’s board overseeing their operations.

Functionally, for shareholders, this changes very little. They will still have Bill Mann and his team managing the Funds with a fiduciary duty to do what is best for them, and they will still enjoy the same cost basis, tax status, and unique Foolish communication style that they have now.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.